Eagle Point Income Company Inc.

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
Investments, at fair value
CLO Debt ⁽⁶⁾
Structured Finance
AGL CLO 12 Ltd.	Secured Note - Class E, 11.74%, (3M SOFR + 6.41%, due 07/20/2034)	08/18/2023	$1,500,000	$1,429,346	$1,420,650	1.01%
AMMC CLO 24, Limitted	Secured Note - Class E, 12.16%, (3M SOFR + 6.83%, due 01/20/2035)	07/26/2023	5,000,000	4,656,250	4,704,500	3.35%
AMMC CLO 25, Limitted	Secured Note - Class E, 12.90%, (3M SOFR + 7.59%, due 04/15/2035)	08/08/2023	5,000,000	4,735,950	4,799,500	3.42%
Ares XXXIV CLO Ltd.	Secured Note - Class E-R, 12.42%, (3M SOFR + 7.11%, due 04/17/2033)	08/08/2023	1,517,600	1,367,833	1,385,265	0.99%
Ares XLV CLO Ltd.	Secured Note - Class E, 11.67%, (3M SOFR + 6.36%, due 10/15/2030)	05/30/2019	800,000	789,847	728,000	0.52%
Barings CLO Ltd. 2018-IV	Secured Note - Class E, 11.39%, (3M SOFR + 6.08%, due 10/15/2030)	10/26/2018	840,000	836,290	751,464	0.54%
Battalion CLO XII Ltd.	Secured Note - Class E, 11.73%, (3M SOFR + 6.35%, due 05/17/2031)	10/04/2018	5,060,000	4,916,449	4,236,232	3.02%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.03%, (3M SOFR + 6.72%, due 07/15/2034)	06/08/2022	5,000,000	4,675,688	4,125,000	2.94%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R, 11.21%, (3M SOFR + 5.86%, due 04/26/2031)	10/04/2018	1,050,000	1,001,236	854,700	0.61%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D, 12.21%, (3M SOFR + 6.86%, due 04/24/2029)	10/04/2018	3,600,000	3,593,801	3,421,440	2.44%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D, 11.59%, (3M SOFR + 6.26%, due 04/20/2031)	09/15/2020	2,000,000	1,712,302	1,721,600	1.23%
Carlyle US CLO 2018-1, Ltd.	Secured Note - Class D, 11.34%, (3M SOFR + 6.01%, due 04/20/2031)	10/04/2018	665,000	659,852	575,292	0.41%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D, 10.82%, (3M SOFR + 5.51%, due 10/15/2031)	10/04/2018	5,500,000	5,331,931	4,758,050	3.39%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D, 12.29%, (3M SOFR + 6.96%, due 04/20/2031)	08/19/2019	3,125,000	2,983,246	2,865,938	2.04%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR, 11.61%, (3M SOFR + 6.26%, due 01/22/2031)	10/04/2018	2,600,000	2,568,436	2,361,580	1.68%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D, 11.44%, (3M SOFR + 6.11%, due 04/20/2031)	10/04/2018	1,225,000	1,195,617	1,172,325	0.83%
CIFC Funding 2018-III, Ltd.	Secured Note - Class E, 11.07%, (3M SOFR + 5.76%, due 07/18/2031)	08/16/2023	2,500,000	2,348,750	2,364,000	1.68%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E, 13.27%, (3M SOFR + 7.96%, due 10/17/2031)	05/22/2019	2,000,000	1,881,777	1,656,400	1.18%
CIFC Funding 2019-II, Ltd.	Secured Note - Class E-R, 12.16%, (3M SOFR + 6.85%, due 04/17/2034)	08/03/2023	2,650,000	2,603,625	2,594,880	1.85%
CIFC Funding 2019-V, Ltd.	Secured Note - Class D-R, 12.35%, (3M SOFR + 7.04%, due 01/15/2035)	08/03/2023	950,000	933,557	934,610	0.67%
CIFC Funding 2021-III, Ltd.	Secured Note - Class E-1, 11.97%, (3M SOFR + 6.66%, due 07/15/2036)	08/18/2023	3,750,000	3,651,563	3,630,375	2.58%
Cook Park CLO, Ltd.	Secured Note - Class E, 10.97%, (3M SOFR + 5.66%, due 04/17/2030)	10/04/2018	1,250,000	1,202,044	1,050,750	0.75%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R, 10.72%, (3M SOFR + 5.41%, due 01/15/2031)	10/04/2018	500,000	486,614	406,800	0.29%
Eaton Vance CLO 2018-1, Ltd.	Secured Note - Class E, 11.57%, (3M SOFR + 6.26%, due 10/15/2030)	07/26/2023	750,000	658,952	668,325	0.48%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D, 13.29%, (3M SOFR + 7.96%, due 01/20/2033)	12/17/2019	5,000,000	4,820,075	4,400,000	3.13%
Harbor Park CLO, Ltd.	Secured Note - Class E, 11.19%, (3M SOFR + 5.86%, due 01/20/2031)	08/08/2023	2,250,000	2,125,238	2,128,500	1.52%
KKR CLO 22 Ltd.	Secured Note - Class E, 11.59%, (3M SOFR + 6.26%, due 07/20/2031)	10/27/2021	3,950,000	3,794,258	3,689,695	2.63%
KKR CLO 26 Ltd.	Secured Note - Class E-R, 12.72%, (3M SOFR + 7.41%, due 10/15/2034)	08/08/2023	750,000	713,787	711,750	0.51%
KKR CLO 29 Ltd.	Secured Note - Class F, NM, (3M SOFR + 9.26%, due 01/15/2032)	12/14/2021	589,812	-	-	0.00%
LCM XVIII, L.P.	Secured Note - Class E-R, 11.54%, (3M SOFR + 6.21%, due 04/20/2031)	10/04/2018	600,000	598,713	452,520	0.32%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D, 10.59%, (3M SOFR + 5.26%, due 04/20/2030)	10/04/2018	3,050,000	2,877,481	2,808,135	2.00%
Madison Park Funding XLII, Ltd.	Secured Note - Class E, 11.66%, (3M SOFR + 6.31%, due 11/21/2030)	08/15/2019	1,875,000	1,770,536	1,774,500	1.26%
Madison Park Funding LI, Ltd.	Secured Note - Class E, 11.85%, (3M SOFR + 6.53%, due 07/19/2034)	10/28/2021	4,000,000	3,994,273	3,876,800	2.76%
Marathon CLO IX, Ltd.	Secured Note - Class D, 11.62%, (3M SOFR + 6.31%, due 04/15/2029)	10/04/2018	4,050,000	4,012,275	3,031,830	2.16%
Marathon CLO XIII, Ltd.	Secured Note - Class D, 12.55%, (3M SOFR + 7.24%, due 04/15/2032)	06/04/2019	3,500,000	3,367,656	2,571,800	1.83%
Neuberger Berman Loan Advisers CLO 33, Ltd.	Secured Note - Class E-R, 11.82%, (3M SOFR + 6.51%, due 10/16/2033)	07/24/2023	5,000,000	4,670,000	4,740,000	3.37%
OZLM XXI, Ltd.	Secured Note - Class D, 11.13%, (3M SOFR + 5.80%, due 01/20/2031)	10/04/2018	4,150,000	4,078,261	3,642,870	2.59%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D, 11.01%, (3M SOFR + 5.66%, due 07/25/2030)	10/04/2018	2,575,000	2,402,230	2,204,715	1.57%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D, 11.29%, (3M SOFR + 5.96%, due 07/20/2030)	10/04/2018	3,725,000	3,662,336	3,221,380	2.29%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E, 11.34%, (3M SOFR + 6.01%, due 10/20/2030)	10/24/2018	1,550,000	1,503,445	1,383,685	0.99%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R, 12.70%, (3M SOFR + 7.39%, due 10/15/2033)	09/24/2021	5,000,000	4,811,050	4,646,500	3.31%
Palmer Square CLO 2018-1, Ltd.	Secured Note - Class D, 10.72%, (3M SOFR + 5.41%, due 04/18/2031)	05/30/2019	1,120,000	1,051,456	1,049,104	0.75%
Pikes Peak CLO 1	Secured Note - Class E, 11.66%, (3M SOFR + 6.31%, due 07/24/2031)	10/28/2021	3,000,000	2,948,482	2,589,900	1.84%
RR 4 Ltd.	Secured Note - Class D, 11.42%, (3M SOFR + 6.11%, due 04/15/2030)	10/28/2021	5,000,000	4,815,855	4,570,500	3.25%
RR 7 Ltd.	Secured Note - Class D-1B, 11.81%, (3M SOFR + 6.50%, due 01/15/2037)	08/10/2023	2,000,000	1,920,000	1,922,200	1.37%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E, 11.49%, (3M SOFR + 6.11%, due 05/20/2031)	09/30/2021	2,250,000	2,195,480	1,995,975	1.42%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E, 11.59%, (3M SOFR + 6.26%, due 10/20/2031)	10/04/2018	5,000,000	4,853,250	4,489,500	3.20%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E, 11.69%, (3M SOFR + 6.31%, due 08/20/2032)	01/13/2021	3,000,000	2,965,115	2,628,000	1.87%
Rockford Tower CLO 2020-1, Ltd.	Secured Note - Class E, 12.49%, (3M SOFR + 7.16%, due 01/20/2032)	12/04/2020	1,600,000	1,574,471	1,508,000	1.07%
TCI-Symphony CLO 2016-1 Ltd.	Secured Note - Class E-R2, 12.31%, (3M SOFR + 7.01%, due 10/13/2032)	01/13/2022	3,000,000	3,000,000	2,684,400	1.91%
TICP CLO VIII, Ltd.	Secured Note - Class D-R, 12.29%, (3M SOFR + 6.96%, due 10/20/2034)	07/27/2023	1,000,000	935,647	950,600	0.68%
TICP CLO IX, Ltd.	Secured Note - Class E, 11.19%, (3M SOFR + 5.86%, due 01/20/2031)	08/22/2019	2,500,000	2,377,568	2,354,500	1.68%
TICP CLO XI, Ltd.	Secured Note - Class E, 11.59%, (3M SOFR + 6.26%, due 10/20/2031)	10/29/2021	5,050,000	5,019,306	4,812,650	3.43%
Venture 36 CLO, Limited	Secured Note - Class E, 12.51%, (3M SOFR + 7.18%, due 04/20/2032)	01/21/2021	5,607,455	5,062,025	3,979,611	2.83%
Venture 43 CLO, Limited	Secured Note - Class E, 12.72%, (3M SOFR + 7.41%, due 04/15/2034)	11/02/2021	2,500,000	2,443,240	2,099,500	1.49%
Vibrant CLO VI, Ltd.	Secured Note - Class E, 11.41%, (3M SOFR + 6.01%, due 06/20/2029)	10/04/2018	4,350,000	3,823,154	3,647,040	2.60%
Vibrant CLO VIII, Ltd.	Secured Note - Class D, 11.34%, (3M SOFR + 6.01%, due 01/20/2031)	10/04/2018	1,750,000	1,711,526	1,353,625	0.96%
Wellfleet CLO 2018-1, Ltd.	Secured Note - Class E, 11.07%, (3M SOFR + 5.76%, due 07/17/2031)	10/27/2021	4,025,000	3,886,816	3,124,205	2.22%
Wind River 2014-1 CLO Ltd.	Secured Note - Class E-R, 11.87%, (3M SOFR + 6.56%, due 07/18/2031)	08/16/2021	2,550,000	2,391,950	1,818,405	1.29%
Wind River 2021-3 CLO Ltd.	Secured Note - Class E, 12.19%, (3M SOFR + 6.86%, due 07/20/2033)	10/28/2021	4,500,000	4,325,794	4,022,550	2.86%
York CLO-2 Ltd.	Secured Note - Class E-R, 11.26%, (3M SOFR + 5.91%, due 01/22/2031)	05/16/2019	4,105,000	3,736,553	3,877,994	2.76%
				166,460,258	153,950,615	109.62%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 11.65%, maturity 04/15/2034)	06/08/2021	8,000,000	3,194,820	2,324,839	1.66%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 17.09%, maturity 01/15/2035)	06/17/2021	4,000,000	2,666,623	2,222,679	1.58%
Bain Capital Credit CLO 2021-2, Limited	Subordinated Note (effective yield 28.76%, maturity 07/16/2034)	08/09/2023	3,250,000	1,771,250	1,790,097	1.27%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 27.70%, maturity 01/22/2035)	09/05/2023	4,000,000	2,505,000	2,601,111	1.85%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 25.07%, maturity 10/25/2034) ⁽⁹⁾	09/24/2021	4,000,000	2,814,850	2,572,284	1.83%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 15.85%, maturity 04/25/2034)	11/03/2021	4,000,000	3,206,773	2,752,214	1.96%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 15.76%, maturity 01/18/2035)	11/17/2021	5,000,000	3,823,622	3,084,885	2.20%
Boyce Park CLO, Ltd.	Subordinated Note (effective yield 22.80%, maturity 04/21/2035)	09/27/2023	3,000,000	2,253,058	2,338,763	1.67%
Boyce Park CLO, Ltd.	Class M-2 Notes (effective yield 26.88%, maturity 04/21/2035)	09/27/2023	3,214,286	71,903	72,175	0.05%
Carlyle US CLO 2021-2, Ltd.	Subordinated Note (effective yield 14.68%, maturity 04/20/2034)	10/28/2021	3,000,000	2,492,645	2,091,712	1.49%
Carlyle US CLO 2021-5, Ltd.	Subordinated Note (effective yield 15.32%, maturity 07/20/2034)	11/02/2021	5,000,000	4,030,952	3,385,055	2.41%
Carlyle US CLO 2022-2, Ltd.	Subordinated Note (effective yield 21.74%, maturity 04/20/2035)	08/15/2023	2,200,000	1,655,192	1,654,284	1.18%
CIFC Funding 2019-VI, Ltd.	Subordinated Note (effective yield 17.21%, maturity 01/16/2033)	12/02/2019	6,000,000	4,426,150	3,511,175	2.50%
Clover CLO 2021-2, Ltd.	Subordinated Note (effective yield 21.58%, maturity 07/20/2034)	08/09/2023	2,350,000	1,639,713	1,718,016	1.22%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 27.24%, maturity 01/21/2035)	04/27/2023	1,000,000	599,252	681,246	0.49%
KKR CLO 29 Ltd.	Subordinated Note (effective yield 18.41%, maturity 01/15/2032)	12/14/2021	5,500,000	4,253,766	3,530,634	2.51%
Madison Park Funding XXXVII, Ltd.	Subordinated Note (effective yield 36.13%, maturity 07/15/2049)	03/11/2020	4,000,000	2,382,176	2,679,856	1.91%
Marathon CLO XIII, Ltd.	Subordinated Note (effective yield 14.64%, maturity 04/15/2032)	06/04/2019	5,300,000	3,301,752	1,705,468	1.21%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 5.64%, maturity 07/25/2030)	01/31/2020	6,000,000	3,266,083	1,887,094	1.34%
Octagon Investment Partners 43, Ltd.	Income Note (effective yield 9.75%, maturity 10/25/2032)	08/02/2019	5,750,000	4,187,212	2,802,896	2.00%
Point Au Roche Park CLO, Ltd.	Subordinated Note (effective yield 14.43%, maturity 07/20/2034)	02/15/2022	5,945,000	4,741,165	3,974,352	2.83%
Venture 37 CLO, Limited	Subordinated Note (effective yield 6.55%, maturity 07/15/2032)	05/21/2019	5,200,000	3,343,537	1,930,942	1.37%
Wind River 2022-1 CLO Ltd.	Subordinated Note (effective yield 27.77%, maturity 07/20/2035)	08/15/2023	1,390,000	955,973	958,241	0.68%
				63,583,467	52,270,018	37.21%

See accompanying notes to the consolidated schedule of investments

1

Eagle Point Income Company Inc.

Consolidated Schedule of Investments

As of September 30, 2023

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description ⁽²⁾ ⁽³⁾	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
CFO Debt ⁽⁷⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽¹¹⁾	07/13/2023	168,778	163,892	168,432	0.12%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽¹¹⁾	07/13/2023	77,283	75,046	77,086	0.05%
				238,938	245,518	0.17%
CFO Equity ⁽⁷⁾ ⁽⁸⁾
Structured Finance
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽¹¹⁾	07/13/2023	176,177	176,177	188,424	0.13%

Total investments at fair value as of September 30, 2023				$230,458,840	$206,654,575	147.13%

Liabilities, at fair value ⁽¹⁰⁾
5.00% Series A Term Preferred Stock due 2026	Preferred Stock		$(38,041,225)	$(38,040,175)	$(34,708,814)	-24.71%
7.75% Series B Term Preferred Stock due 2028	Preferred Stock		(32,890,775)	(32,891,496)	(32,747,767)	-23.32%
Total liabilities at fair value as of September 30, 2023				$(70,931,671)	$(67,456,581)	-48.03%

Net assets above (below) fair value of investments and liabilities at fair value					1,248,474

Net assets as of September 30, 2023					$140,446,468

⁽¹⁾	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
⁽²⁾	All securities are exempt from registration under the securities act of 1933, are deemed to be "restricted" securities and are categorized as structured finance securities.
⁽³⁾	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 4 "Revolving Credit Facility" for further discussion.
⁽⁴⁾	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
⁽⁵⁾	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
⁽⁶⁾	CLO debt and CFO debt positions reflect interest rates as of the reporting date.
⁽⁷⁾	The fair value of the investments were determined using significant, unobservable inputs. See Note 3 "Investments" for further discussion.
⁽⁸⁾	CLO equity and CFO equity are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 17.13%.
⁽⁹⁾	Fair value includes the Company's interest in fee rebates on CLO equity.
⁽¹⁰⁾	The Company has accounted for its 5.00% Series A Term Preferred Stock and 7.75% Series B Term Preferred Stock due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series A Term Preferred Stock and Series B Term Preferred Stock are carried at its fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
⁽¹¹⁾	This investment has an unfunded commitment as of September 30, 2023.

See accompanying notes to the consolidated schedule of investments

2

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs, loan accumulation facilities (“LAF”) and other related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

As of September 30, 2023, the Company had two wholly-owned subsidiaries: Eagle Point Income Company Sub II (Cayman) Ltd. (the “Cayman Subsidiary”), a Cayman Islands exempted company, and Eagle Point Income Company Sub (US) LLC (the “US Subsidiary), a Delaware limited liability company (together the “Subsidiaries”). As of September 30, 2023, the US Subsidiary and the Cayman Subsidiary represented 0.1% and 0.0% of the Company’s net assets.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

Computershare Trust Company, N.A. serves as the Company’s custodian.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

3

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. Pursuant to Rule 2a-5 under the 1940 Act, the Board has elected to designate the Adviser as "valuation designee" to perform fair value determinations in respect of the Company's portfolio investments that do not have readily available market quotations. In the absence of readily available market quotations, as defined by Rule 2a-5 under the 1940 Act, the Adviser determines the fair value of the Company’s investments in accordance with its valuation policy, subject to Board oversight. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). In accordance with Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020, the Board has designated the Adviser to perform the determination of fair value of the Company’s investment portfolio, subject to Board oversight and certain other conditions.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.
•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the

4

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Adviser on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

A third-party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 5.00% Series A Term Preferred Stock due 2026 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2028 (“Series B Term Preferred Stock”, and collectively with the Series A Term Preferred Stock, the “Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt and collateralized fund obligation (“CFO”) debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. The Company applies the provisions of Accounting Standards Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), in

5

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

calculating amortization of premium for applicable investments. Amortization of premium or accretion of discount is recognized using the effective interest method.

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the investment. To the extent the Company does not believe it will ultimately be able to collect PIK interest, the investment will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments, fee rebates and CFO equity recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from such investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to update the effective yield for each CLO equity and fee rebate position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements and commitment fee income.

Interest Expense

Interest expense includes the Company’s distributions associated with its Series A Term Preferred Stock, Series B Term Preferred Stock and amounts due under the credit facility agreement in relation to the outstanding borrowings and unused commitment fees.

Interest expense also includes the Company’s amortization of original issue premiums and discounts associated with its Preferred Stock.

The following table summarizes the components of interest expense for the nine months ended September 30, 2023:

	Series A Term Preferred Stock	Series B Term Preferred Stock	Revolving Credit Facility	Total
Distributions declared and paid	$1,426,550	$456,343	$-	$1,882,893
Interest expense on credit facility			92,580	92,580
Amortization of issuance premium	(9,239)	30		(9,209)
	$1,417,311	$456,373	$92,580	$1,966,264

Interest expense is recorded as an expense on the Consolidated Statement of Operations. The Company’s Preferred Stock has no interest payable as of September 30, 2023.

Please refer to Note 6 “Mandatory Redeemable Preferred Stock” and Note 4 “Revolving Credit Facility” for further discussion relating to the Preferred Stock issuances and on the interest expense due under the credit facility agreement, respectively.

Original Issue Discounts and Premiums

Original issue discounts and premiums on liabilities consist of discounts or premiums recorded in connection with the issuance of the Preferred Stock as part of the Company’s at-the-market (“ATM”) program, consistent with FASB ASC Topic 835-30-35-2. The original issue discounts and premiums are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of each of the Preferred Stock. Amortization of original issue discounts and premiums are reflected as an expense and a contra expense within interest expense in the Consolidated Statement of Operations, respectively.

6

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Securities Transactions

The Company records the purchases and sales of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account.

As of September 30, 2023, the Company held cash in a Computershare Corporate Trust interest earning cash deposit account with a balance of $489. This account is classified as Level I in the fair value hierarchy.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of filing fees, shelf registration expenses, ATM program expenses and the Committed Equity Financing (as defined in Note 5 “Common Stock”) expenses. Prepaid shelf registration expenses, ATM program expenses and Committed Equity Financing expenses represent fees and expenses incurred in connection with the initial registration of the Company’s current shelf registration, ATM program and the Committed Equity Financing. Such costs are allocated pro-rata based on the amount issued relative to the total respective offering amount to paid-in-capital or expense depending on the security being issued pursuant to the shelf registration, ATM program and the Committed Equity Financing. Any subsequent costs incurred to maintain the Company’s ATM program and the Committed Equity Financing are expensed as incurred.

Any unallocated prepaid expense balance associated with the shelf registration, ATM program and the Committed Equity Financing are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Revolving Credit Facility (refer to Note 4 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of the Revolving Credit Facility, and are reflected in borrowings under the credit facility on the Consolidated Statement of Asset and Liabilities (if any). Amortization of deferred financing costs are recorded as an expense on the Consolidated Statement of Operations on a straight-line basis, which approximates the effective interest method.

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock, inclusive of expenses incurred associated with offerings under the ATM program, are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment

7

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of September 30, 2023, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$231,544,154

Gross unrealized appreciation	1,342,501
Gross unrealized depreciation	(26,232,080)
Net unrealized depreciation	$(24,889,579)

For the nine months ended September 30, 2023, the Company incurred $51,780 in Delaware franchise tax expense related to the 2023 tax year, which was offset by $55,413 of excise tax refund related to the 2022 tax year, and is reported on the Consolidated Statement of Operations.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders and are comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the nine months ended September 30, 2023, the Company declared and paid monthly distributions on common stock of approximately $12.6 million or $1.44 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

For the nine months ended September 30, 2023, the Company declared and paid dividends on the Series A Term Preferred Stock of approximately $1.4 million or approximately $0.94 per share of Series A Term Preferred Stock.

For the nine months ended September 30, 2023, the Company declared and paid dividends on the Series B Term Preferred Stock of approximately $0.5 million or approximately $0.35 per share of Series B Term Preferred Stock.

3.	INVESTMENTS

Fair Value Measurement

The following table summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2023:

8

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Fair Value Measurement (in millions)

	Level I	Level II	Level III	Total
Assets
Cash and Cash Equivalents	$0.00	$-	$-	$0.00

Investments at Fair Value
CLO Debt	-	153.95	-	153.95
CLO Equity	-	-	52.27	52.27
CFO Debt		-	0.25	0.25
CFO Equity		-	0.19	0.19
Total Investentments at Fair Value ⁽¹⁾	$-	$153.95	$52.70	$206.65
Total Assets at Fair Value ⁽¹⁾	$0.00	$153.95	$52.70	$206.66

Liabilities at Fair Value Under FVO
Series A Term Preferred Stock	$34.71	$-	$-	$34.71
Series B Term Preferred Stock	$32.75	-	-	32.75
Total Liabilities at Fair Value Under FVO ⁽¹⁾	$67.46	$-	$-	$67.46

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

Valuation of CFO Debt and CFO Equity

The Adviser engages a nationally recognized independent valuation agent to determine fair value of the CFO debt and CFO equity held by the Company. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the illiquidity of these investments and lack of observable inputs, the Adviser categorizes these investments as Level III investments.

9

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2023:

Change in Investments Classified as Level III (in millions)

	CLO Equity	CFO Debt	CFO Equity	Total
Balance as of January 1, 2023	$41.11	$-	$-	$41.11
Purchases of investments	11.39	0.25	0.18	11.81
Proceeds from sales or maturity of investments ⁽¹⁾	(2.64)	-	-	(2.64)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	2.41	(0.00)	0.01	2.42
Balance as of September 30, 2023 ⁽²⁾	$52.27	$0.25	$0.19	$52.70
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2023	$2.41	$(0.00)	$0.01	$2.42

⁽¹⁾ Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

⁽²⁾ There were no transfers in or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2023. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2023	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average⁽¹⁾
CLO Equity	$52.27	Discounted Cash Flows	Annual Default Rate ⁽²⁾	0.00% - 5.24%
			Annual Prepayment Rate ⁽²⁾ ⁽³⁾	20.00% - 25.00%
			Reinvestment Spread	3.60% - 3.96% / 3.76%
			Reinvestment Price	98.00% - 99.50%
			Recovery Rate	68.39% - 69.90% / 69.54%
			Expected Yield	19.87% - 77.26% / 29.74%
CFO Debt	0.25	Discounted Cash Flows	Discount Rate	12.28% - 15.56% / 13.3%
CFO Equity	0.19	Discounted Cash Flows	Discount Rate	45.00%
Total Fair Value of Level III Investments⁽⁵⁾	$52.70

⁽¹⁾ Weighted average calculations are based on the fair value of investments.

⁽²⁾ A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

⁽³⁾ 0% is assumed for defaulted and non-performing assets.

⁽⁴⁾ Range not shown as only one position is included in the category.

⁽⁵⁾ Amounts may not foot due to rounding.

Increases (decreases) in the annual default rate, reinvestment price and expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

10

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Valuation of Preferred Stock

The Preferred Stock is considered a Level I security and is valued at the official closing price, taken from the NYSE.

Investment Risk Factors

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

CLO junior debt and equity securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt and equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

High-Yield Investment Risk

The CLO junior debt and equity securities that the Company acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher-yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher-yield investments. Investing in CLO junior debt and equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO junior debt and equity securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO junior debt and equity securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Company is dependent upon the key personnel of the Adviser for its future success.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

11

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

LIBOR Risk

The London Interbank Offered Rate (“LIBOR”) is no longer published by its administrator as of June 30, 2023. LIBOR and other inter-bank lending rates and indices have been the subject of ongoing national and international regulatory reform due to concerns around their susceptibility to manipulation. Most, but not all, LIBOR settings have transitioned to alternative near risk-free rates, including Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market). Although LIBOR has ceased to be published, certain CLO securities in which the Company may invest continue to earn interest at (or, from the perspective of the Company as CLO equity investor, obtain financing at) a floating rate based on a synthetically calculated LIBOR.

Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on LIBOR (or a “synthetic” calculation of LIBOR which is currently expected to continue to be published until September 30, 2024) or may convert to a fixed rate of interest. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans, for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors (and, therefore, the Company’s net investment income and portfolio returns) until such mismatch is corrected or minimized.

Certain underlying loans held by CLOs do not include a “fall back” provision that addresses how interest rates will be determined once LIBOR stops being published, or otherwise leave certain aspects of the replacement rate to be negotiated between the loan issuer and the lender group. For example, certain loans held by CLOs in which the Company invests provide for a negotiated “credit spread adjustment” (i.e., a marginal increase in the applicable replacement rate to compensate lenders for the tendency of SOFR and other alternative rates to price lower than LIBOR). If a CLO’s collateral manager and other members of the lending group agree to (or fail to reject) an amendment to an underlying loan that provides for a below-market spread adjustment, then the equity investors in such CLO (such as the Company) would be disadvantaged if the debt securities issued by the CLO have a larger spread adjustment. While LIBOR has ceased to be published, the replacement rate used for such underlying loans may not be known until the interest rate is reset for the next accrual period.

Given the foregoing, the impact of LIBOR transition on the Company’s net investment income and overall portfolio returns remains uncertain.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Management Fee Risk

The Company’s management fee structure may incentivize the Adviser to use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments in which the Company invests. The Adviser values

12

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests, or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

13

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates.

Refinancing Risk

If the Company incurs debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the CLOs in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Global Economy Risk

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

14

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

4.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

On September 24, 2021 the Company entered into a credit agreement, which was amended on September 6, 2022 and September 18, 2023, with BNP Paribas, as lender, that established a revolving credit facility (the “Revolving Credit Facility”). Pursuant to the terms of the Revolving Credit Facility, the Company can borrow up to an aggregate principal balance of $25.0 million (the “Commitment Amount”). Such borrowings under the Revolving Credit Facility bore interest at 1 month LIBOR plus a spread under the original credit agreement, and bear interest at Term SOFR plus a spread under the amended credit agreement. The Company is required to pay a commitment fee on the unused amount.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of September 21, 2024. The Company has the option to extend the maturity from time to time in accordance with the Revolving Credit Facility agreement.

For the nine months ended September 30, 2023, the Company had an average outstanding borrowing and average interest rate of approximately $1.31 million and 4.89%, respectively. The interest expense for the nine months ended September 30, 2023 on the Revolving Credit Facility was approximately $0.09 million, inclusive of the unused fee, and is recorded on the Consolidated Statement of Operations. As of September 30, 2023, the Company had an outstanding borrowing amount of $4.12 million.

See Note 10 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Revolving Credit Facility.

5.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank

15

Eagle Point Income Company Inc.

Notes to Consolidated Schedule of Investments

September 30, 2023

(Unaudited)

borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Revolving Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage, and the terms of the Preferred Stock require the Company to redeem shares of the Preferred Stock, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Revolving Credit Facility as of September 30, 2023, and as of December 31, 2022:

	As of	As of
	September 30, 2023	December 31, 2022
Total Assets	$213,126,102	$148,573,523
Less liabilities and debts not represented by senior securities	(1,102,724)	(1,414,870)
Net total assets and liabilities	$212,023,378	$147,158,653

Preferred Stock	$70,932,000	$38,041,225
Revolving Credit Facility	4,120,000	9,030,000
	$75,052,000	$47,071,225

Asset coverage for preferred stock ⁽¹⁾	283%	313%
Asset coverage for debt securities ⁽²⁾	5146%	1630%

⁽¹⁾ Asset coverage of the preferred stock is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

⁽²⁾ Asset coverage of the debt securities is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

16